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                                                                   Exhibit 10.40

                                                              Stuart Norman
                                                              2503-Box #
                                                              Poulsbo Wash.
                                                              98370
                                                              January 15, 1999

Venture Siesmic
3110 80th Ave SE
Calgary Alberta

Attention - Bryan Kozan - President

        As of today I officially resign as Director from Venture Siesmics Board.


                                                     Sincerely,
                                                     /s/ Stuart Norman


c.c. Scott Sangster
Burstall Ward
Calgary Alberta